                                                                   Exhibit 24(a)

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), including but not limited to registration statements pertaining to the Pruco Life Strategic Partners Annuity One Variable Annuity (file no. 333-37728), Strategic Partners FlexElite Variable Annuity (file no. 333-75702), Strategic Partners Select Variable Annuity (file no. 333-52754), and Strategic Partners Advisor Annuity (file no. 333-52780).

         Such appointment as attorney-in-fact also is granted with respect to the following Form S-3 registration statements of Pruco Life Insurance Company:
333-104036 (pertaining to the Strategic Partners Horizon Variable Annuity), 33-61143 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Select Variable Annuity (333-52754)), and 333-103474 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Annuity One Form N-4 registration statement (333-37728) and the Strategic Partners FlexElite Form N-4 registration statement (333-75702)).


         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2006.



                                    /s/ James J. Avery
                                    --------------------------------------------
                                    James J. Avery
                                    Vice Chairman and Director

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), including but not limited to registration statements pertaining to the Pruco Life Strategic Partners Annuity One Variable Annuity (file no. 333-37728), Strategic Partners FlexElite Variable Annuity (file no. 333-75702), Strategic Partners Select Variable Annuity (file no. 333-52754), and Strategic Partners Advisor Annuity (file no. 333-52780).

         Such appointment as attorney-in-fact also is granted with respect to the following Form S-3 registration statements of Pruco Life Insurance Company:
333-104036 (pertaining to the Strategic Partners Horizon Variable Annuity), 33-61143 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Select Variable Annuity (333-52754)), and 333-103474 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Annuity One Form N-4 registration statement (333-37728) and the Strategic Partners FlexElite Form N-4 registration statement (333-75702)).


         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.



                                    /s/ C. Edward Chaplin
                                    --------------------------------------------
                                    C. Edward Chaplin
                                    Senior Vice President and Director

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), including but not limited to registration statements pertaining to the Pruco Life Strategic Partners Annuity One Variable Annuity (file no. 333-37728), Strategic Partners FlexElite Variable Annuity (file no. 333-75702), Strategic Partners Select Variable Annuity (file no. 333-52754), and Strategic Partners Advisor Annuity (file no. 333-52780).

         Such appointment as attorney-in-fact also is granted with respect to the following Form S-3 registration statements of Pruco Life Insurance Company:
333-104036 (pertaining to the Strategic Partners Horizon Variable Annuity), 33-61143 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Select Variable Annuity (333-52754)), and 333-103474 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Annuity One Form N-4 registration statement (333-37728) and the Strategic Partners FlexElite Form N-4 registration statement (333-75702)).


         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2006.



                                        /s/ John Chieffo
                                        -----------------------------------
                                        John Chieffo
                                        Vice President and Chief Accounting
                                         Officer and Principal Financial Officer

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), including but not limited to registration statements pertaining to the Pruco Life Strategic Partners Annuity One Variable Annuity (file no. 333-37728), Strategic Partners FlexElite Variable Annuity (file no. 333-75702), Strategic Partners Select Variable Annuity (file no. 333-52754), and Strategic Partners Advisor Annuity (file no. 333-52780).

         Such appointment as attorney-in-fact also is granted with respect to the following Form S-3 registration statements of Pruco Life Insurance Company:
333-104036 (pertaining to the Strategic Partners Horizon Variable Annuity), 33-61143 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Select Variable Annuity (333-52754)), and 333-103474 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Annuity One Form N-4 registration statement (333-37728) and the Strategic Partners FlexElite Form N-4 registration statement (333-75702)).


         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April, 2006.



                                    /s/ Helen Galt
                                    --------------------------------------------
                                    Helen Galt
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), including but not limited to registration statements pertaining to the Pruco Life Strategic Partners Annuity One Variable Annuity (file no. 333-37728), Strategic Partners FlexElite Variable Annuity (file no. 333-75702), Strategic Partners Select Variable Annuity (file no. 333-52754), and Strategic Partners Advisor Annuity (file no. 333-52780).

         Such appointment as attorney-in-fact also is granted with respect to the following Form S-3 registration statements of Pruco Life Insurance Company:
333-104036 (pertaining to the Strategic Partners Horizon Variable Annuity), 33-61143 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Select Variable Annuity (333-52754)), and 333-103474 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Annuity One Form N-4 registration statement (333-37728) and the Strategic Partners FlexElite Form N-4 registration statement (333-75702)).


         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2006.



                                    /s/ Bernard J. Jacob
                                    --------------------------------------------
                                    Bernard J. Jacob
                                    President and Director

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), including but not limited to registration statements pertaining to the Pruco Life Strategic Partners Annuity One Variable Annuity (file no. 333-37728), Strategic Partners FlexElite Variable Annuity (file no. 333-75702), Strategic Partners Select Variable Annuity (file no. 333-52754), and Strategic Partners Advisor Annuity (file no. 333-52780).

         Such appointment as attorney-in-fact also is granted with respect to the following Form S-3 registration statements of Pruco Life Insurance Company:
333-104036 (pertaining to the Strategic Partners Horizon Variable Annuity), 33-61143 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Select Variable Annuity (333-52754)), and 333-103474 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Annuity One Form N-4 registration statement (333-37728) and the Strategic Partners FlexElite Form N-4 registration statement (333-75702)).


         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2006.



                                    /s/ Ronald P. Joelson
                                    --------------------------------------------
                                    Ronald P. Joelson
                                    Director

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints CLIFFORD E. KIRSCH, THOMAS C. CASTANO, and C. CHRISTOPHER SPRAGUE, and each of them severally, his true and lawful attorney-in-fact to sign in his name, place and stead, in any and all capabilities, where applicable: registration statements filed by Pruco Life Insurance Company with the Securities and Exchange Commission, under the Investment Company Act of 1940 and/or the Securities Act of 1933 (including any pre-effective amendments and post-effective amendments thereto), including but not limited to registration statements pertaining to the Pruco Life Strategic Partners Annuity One Variable Annuity (file no. 333-37728), Strategic Partners FlexElite Variable Annuity (file no. 333-75702), Strategic Partners Select Variable Annuity (file no. 333-52754), and Strategic Partners Advisor Annuity (file no. 333-52780).

         Such appointment as attorney-in-fact also is granted with respect to the following Form S-3 registration statements of Pruco Life Insurance Company:
333-104036 (pertaining to the Strategic Partners Horizon Variable Annuity), 33-61143 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Select Variable Annuity (333-52754)), and 333-103474 (pertaining to the registration statement for the market value adjustment option that accompanies the Strategic Partners Annuity One Form N-4 registration statement (333-37728) and the Strategic Partners FlexElite Form N-4 registration statement (333-75702)).


         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2006.



                                    /s/ David R. Odenath
                                    --------------------------------------------
                                    David R. Odenath
                                    Director